SUPPLEMENTAL AGREEMENT



This Supplemental Agreement made and entered into in quadruplicate this 16th day of June, 1972 by and between INVESTORS EQUITY OF IOWA, INC., an Iowa Corporation (hereinafter referred to as "Landlord") and WEST DES MOINES STATE BANK, an Iowa Banking Corporation (hereinafter referred to as "Tenant") and is in compliance with the provisions of Article II, Sub-paragraph C of one (1) certain Lease by and between the parties hereto which Lease is dated September 9, 1971 and is incorporated as a part thereof.

                                   WITNESSETH

                                   ARTICLE I.

                                      Term

The term of the Lease by and between the above named parties which Lease was dated on or about September 9, 1971 shall be for a period of twenty (20) years from and after the 1st day of May, 1972 and expire on the 30th day of April 1992. It is agreed, however, by and between the Landlord and Tenant that the Tenant shall pay unto the Landlord as rent for that portion of the month of May between the 15th and 31st as shall be determined by an arbitrator with the full rental payments to commence as of the 1st of June, 1972.

                                  ARTICLE II.

                           Construction Requirements

Tenant acknowledges that Landlord has complied with all construction requirements imposed upon it under the terms of the Lease as related to the leased premises, except as to such items, if any, as are set forth upon Exhibit "1" attached hereto and by reference made a part hereof which items, if any, shall be completed by the Landlord in accordance with the Schedule upon said Exhibit "1". No modification of term of Lease, or rental adjustment shall be made or allowed with reference to the items referred to upon said Exhibit "1". Tenant agrees that it is not entitled to damages, and Landlord is not liable for damages under Article XXXV of the Lease and claims, if any, of the Tenant thereunder, are waived for adequate consideration.

                                  ARTICLE III.

                                      RENT

It is agreed that the "square feet" of Office Building occupied by the Tenant under Article III of the Lease of September 9, 1971, at the rate of $6.50 per square foot is 8,965 square feet and that the square footage occupied by the tenant classified as unfinished space, which requires no further finish by the Landlord, is 1,035 square feet, at the rental of $5.50 per square foot. This
Article is for the purpose of defining accurately the square feet classified as finished space, and as unfinished space.

It is further agreed that Tenant shall surrender to the Landlord, upon written demand from the Landlord, the "unfinished space" upon the second floor of the office building, exclusive of that portion required for location and servicing of the existing telephone installation now in place, in exchange for an equal amount of "unfinished space" in the interior of the second floor, generally to be located north of the hallway which joins the present unfinished space. Said substituted "unfinished space" shall be finished by the Landlord to a standard similar to the condition of the unfinished space as of this date, for which the exchange is being made. Tenant shall at its sole expense, move its own fixtures, equipment, supplies, and other miscellaneous personal property located in the unfinished area being surrendered to the Landlord, to the new substituted area.

IN WITNESS  WHEREOF,  the  Landlord  and Tenant have  caused  this  Supplemental
Agreement to be executed by their duly authorized officers the day and year first above written.

LANDLORD                                    TENANT

INVESTORS EQUITY OF IOWA, INC.      WEST DES MOINES STATE BANK


By:                                 By:
Its                                 Its


By:                                 By:
Its                                 Its

STATE OF IOWA   )
                )  S.S.
COUNTY OF POLK  )

On this ____ day of _______________, 1972, before me, the undersigned, a Notary Public in and for said County, in said State, personally appeared ____________ and ___________, to me personally known, who, being by me duly sworn, did say that they are the __________________________ and ______________________,
respectively, of ___________________________, that no seal has been procured by the said corporation; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and that the said _______________ and ____________ as such officers acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by them voluntarily executed.

                            ------------------------------------
                            Notary Public in and for
                            State of Iowa




STATE OF IOWA   )
                )  S.S.
COUNTY OF POLK  )


On this 16th day of June, 1972, before me, the undersigned, a Notary Public in and for said County, in said State, personally appeared W. J. Baehler and A. W. Moritz to me personally known, who, being by me duly sworn, did say that they are the President and Vice President, respectively, of Investors Equity of Iowa, Inc., that the seal affixed thereto is the seal of the corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and that the said W. J. Baehler and A. W. Moritz as such officers acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, by it and by them voluntarily executed.

                            /s/ John Connolly III
                            ---------------------------------------
                            Notary Public in and for
                            State of Iowa

                      EXHIBIT "1" OF SUPPLEMENTAL AGREEMENT



1. Check list attached marked Exhibit "100" to be completed within a reasonable period of time, taking in to account strikes and other delays, if any, beyond Landlord's control. Said work to be performed by Landlord in a workmanshiplike manner.

2. Warranties as to workmanship and performance available to the Landlord from the Contractor and/or architect under Landlord's respective agreements with each, shall inure to the benefit of the Tenant to the extent thereof, not to exceed one (1) year, and Landlord agrees to use reasonable diligence to require performance under said agreements for the mutual benefits of Landlord and Tenant in the event of breach thereof.



                       EXHIBIT "1" OF SUPPLEMENTAL OPINION



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LANDLORD                                    TENANT